SHARE TENDER AND CANCELLATION AGREEMENT
re Option Grants

THIS SHARE TENDER AND CANCELLATION AGREEMENT (the “Agreement”) is effective as of the 19th day of April, 2010 by and among Loto Inc., a corporation incorporated in the State of Nevada (referred to herein as “Loto” and the “Company”) and each of the signatory shareholders hereto (the “Shareholders”).

WHEREAS, the Shareholders are the registered and beneficial owners of shares of the Company’s common stock, $0.0001 par value (“Shares”); and

WHEREAS, the Shareholders and the Company have agreed that it is in the best interests of the Company that the Shareholders will each tender 500,000 shares of the Company’s common stock for cancellation, and that the Company may thereafter issue such number of shares for purposes related to the development of the Company.

NOW, THEREFOR, in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1. TENDER AND CANCELLATION OF SHARES

The Shareholders hereby each tender and agree to the cancellation of 500,000 Shares and deliver a certificate (or certificates) representing such shares to the Company for cancellation and return to treasury (the “Surrendered Shares”).

2. CONSIDERATION

The Shareholders recognize and acknowledge that the consideration given hereby for canceling the Surrendered Shares is deemed to be of adequate and sufficient value and the Shareholders hereby irrevocably covenant and agree to perform any and all obligations herein and pursuant to the terms and conditions hereto.

3. REPRESENTATIONS

Each of the Shareholders represent and warrant to the Company that:

a.	It is the owner of the Shares;
b.	It has good and marketable title to the Shares; and
c.	The Shares are free and clear of all liens, security interests, pledges, encumbrances or liabilities of any kind whatsoever.

4. STOCK POWER

The undersigned Shareholders, by the hand of its duly authorized undersigned officers or directors, hereby assigns and transfers title to the Company of the Surrendered Shares, as represented by the stock certificate(s) of such Shareholder, at such time as all terms and conditions in this Agreement are satisfied or waived, subject to delivery and acceptance by the Company’s Transfer Agent, and the Shareholder does hereby irrevocably constitute and appoint the law firm of Wuersch & Gering LLP as agent (the “Agent”) to cause the transfer of title of said shares of Common Stock on the books of the within named Company, with full power of substitution in the premises, effective as of the date of delivery to the Transfer Agent.  This provision shall be deemed to serve as a Stock Power and shall have the same full power, force and effect as a separate Stock Power instrument, which may be fully relied upon by the Company, the Agent and the Company’s Transfer Agent to the same and full extent as a separately endorsed Stock Power.

Share Tender and Cancellation Agreement

5. TRANSFER AGENT

The Transfer Agent is hereby expressly authorized by the Company and by the Shareholders to accept delivery of this Agreement and any related instruction letter via fax, or scan and e-mail, and the Transfer Agent is furthermore expressly authorized to accept the stock power contained herein without a medallion signature guarantee or notary authentication.  The Company shall indemnify the Transfer Agent, its principals and their successors and assigns from and against all losses or damages that may arise by reason thereof, and all costs, charges, expenses and all actions or suits, whether groundless or otherwise, it being the purpose of this Agreement of indemnity to fully protect said Transfer Agent and its principals, their successors and assigns in the premises.

6. MISCELLANEOUS

6.1	Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

6.2
Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

6.3
Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

6.4
Good Faith, Cooperation and Due Diligence.  The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement.  All promises and covenants are mutual and dependent.

6.5	Assignment. This Agreement may not be assigned by either party hereto without the written consent of the other, but shall be binding upon the successors of the parties.

6.6
Notices.  All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing signed by the sender, and shall be considered given by the sender and received by the recipient as follows:  (a) on the date delivered, if personally delivered; (b) on the date sent by telecopy, if sent on a business day by 6:00 p.m. (EST) with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error; or if sent after that time, on the next succeeding business day; (c) on the next business day after being sent by recognized overnight mail service in time for and specifying next day or next business day delivery; or (d) five (5) business days after mailing, if mailed by United States postage-paid, certified or registered mail, return receipt requested, in each case addressed to the parties at their respective addresses or telecopier numbers on file with the Company as of the date hereof. All addresses for notice may be changed or modified only in accordance with the provisions for notice herein.

Share Tender and Cancellation Agreement

6.7
Entire agreement.  This Agreement contains the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

6.8	Waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

6.9
Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this Agreement as though the signature was an original.

6.10	Successors. The provisions of this Agreement shall be binding upon all parties, their successors and assigns.

6.11	Counsel. The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

6.12
Jurisdiction.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by binding arbitration in Toronto, Ontario, Canada pursuant to the rules of an arbitral forum mutually agreed upon by the Shareholders.  In the event that an arbitral forum is not agreed upon after delivery of notice by the Shareholder initiating such arbitration and forty-five days after confirmed receipt of such notice by the other Shareholder, then any court having competent jurisdiction over the Shareholder shall have full power and authority to appoint an arbitrator in Toronto, Ontario, Canada, who shall be a solicitor with not less than ten years corporate transactional experience.  The fees and costs of such arbitration shall be paid by the non-prevailing party.

[Signature Page Follows]

Share Tender and Cancellation Agreement

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

LOTO INC.

By:	/s/ Stephen Knight
	Name:	Stephen Knight
	Title:	Chief Financial Officer

Shareholder:
A FEW BRILLIANT MINDS INC.

By:	/s/ Gino Porco
	Name:	Gino Porco
	Title:	President

Shareholder:
MHALKA CAPITAL INVESTMENTS LTD.

By:	/s/ Perpetum Finance Inc.
	Name:	Perpetum Finace Inc.
	Title:	Director